UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 27, 2010

Toreador Resources Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-02517	75-0991164
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

c/o Toreador Holding SAS 9 rue Scribe Paris, France	75009
(Address of principal executive offices)	(Zip code)

33 1 47 03 34 24

(Registrant’s telephone number including area code)

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 27, 2010, Toreador Resources Corporation (the “Company”) issued a press release announcing that its Board of Directors has authorized a share repurchase program of up to an aggregate $5 million of the Company’s common stock. The program authorizes the Company to repurchase shares of the Company’s common stock over the next 12 months in open market or private transactions. The Company has no obligation to repurchase shares under the program, and the program may be suspended or terminated at any time. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	Press release, dated May 27, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2010	TOREADOR RESOURCES CORPORATION

	By:	/s/ Craig M. McKenzie
		Name:	Craig M. McKenzie
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 27, 2010.